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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 11, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

           California                  0-24230                 94-3021850
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 (State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                Identification Number)

                    44259 Nobel Drive
                   Fremont, California                            94538
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         (Address of principal executive offices)               (Zip Code)

                                 (510) 490-0719
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

        On May 11, 2005, Fiberstars, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the earnings release is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

      (c) Exhibits

            Exhibit No.   Description
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                99.1      Press Release dated May 11, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: May 11, 2005

                                                 FIBERSTARS, INC.


                                                 By /s/ Robert A. Connors
                                                   -----------------------------
                                                 Name:  Robert A. Connors
                                                 Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99.1        Press Release dated May 11, 2005.